SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K


                              CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                      Date of Report: October 15, 1998



                               VOLU-SOL, INC.
          (Exact name of registrant as specified in its charter)



                    Commission File Number:      0-23153

         Utah                                         87-0543981
(State of Incorporation)             (I.R.S. Employer Identification No.)


          5095 West 2100 South
          Salt Lake City, Utah                          84120
(Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (801) 974-9474

ITEM 4.   Changes in Registrant's Certifying Accountant.

On October 9, 1998, the Company and Arthur Andersen LLP ("Andersen") agreed that Andersen would not stand for reelection as the Company's independent public accountants. On October 15, 1998, the Company appointed Tanner + Co. ("Tanner") to replace Andersen as its independent public accountants.

Until September 30, 1997, the Company was a wholly owned subsidiary of Biomune Systems, Inc., a Nevada corporation ("Biomune"). Biomune is a public company having a class of securities, its common stock, registered under the Securities Exchange Act of 1934, as amended ("Exchange Act"). As a result, Biomune is subject to the reporting and other requirements of the Exchange Act and the rules and regulations promulgated under the Exchange Act. The Company was divested by Biomune effective October 1, 1997. It filed a registration statement under the Exchange Act which was declared effective or became effective by operation of law on December 1, 1997. Since that time, the Company has been subject to the reporting and other obligations of public companies under the Exchange Act and the rules and regulations promulgated thereunder. Andersen had been the independent public accountants to Biomune and continued to act in the same capacity for the Company following the divestiture.

The report of Andersen on the Company's consolidated financial statements for the years ended September 30, 1997 and 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that such report on the consolidated financial statements included an explanatory paragraph with respect to the Company being in the development stage and its having suffered recurring losses which raise substantial doubt about its ability to continue as a going concern.

The decision to engage Tanner as the Company's independent auditors was approved by the unanimous consent of the Company's board of directors.

In connection with the audits for the years ended September 30, 1997 and 1996, and through October 8, 1998, the Company has had no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Andersen would have caused it to make reference thereto in its report on the consolidated financial statements for 1997 and 1996.

In connection with the audits for the years ended September 30, 1997 and 1996, and through October 8, 1998, the Company has had no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Andersen would have caused it to make reference thereto in its report on the consolidated financial statements for 1997 and 1996.

Andersen has provided to the Company a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this

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

disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-B. A copy of such letter, dated as of October 15, 1998, is filed as Exhibit 16 to this Current Report on Form 8-K.

During the years ended September 30, 1997 and 1996, and through October 8, 1998, there have been no other reportable events (as referenced in Item 304(a)(1)(iv) of Regulation S-B).

ITEM 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     16   Letter regarding change in certifying accountant



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

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report, as amended, to be signed on its behalf by the undersigned thereunto duly authorized.

                                  VOLU-SOL, INC.
                                  (Registrant)


                                  By: /s/ Wilford W. Kirton, III
                                      ___________________________
Date: October 15, 1998                Wilford W. Kirton, III
                                      Chief Executive Officer



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